Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10. INCOME TAXES

The Company uses an estimated annual effective tax rate method in computing its interim tax provision. This effective tax rate is based on forecasted annual pre-tax income, permanent tax differences and statutory tax rates.

The effective tax rates for the three months ended September 30, 2018 and 2017 were 20.6% and 35.5%, respectively. The decrease in the effective tax rate for the three months ended September 30, 2018 was primarily due to the enactment of the 2017 Tax Cuts and Jobs Act (the “Tax Reform”) which reduced the corporate tax rate from 34.0% to 21.0%.

The effective tax rates for the nine months ended September 30, 2018 and 2017 were 20.3% and 34.9%, respectively. The decrease in the effective tax rate for the nine months ended September 30, 2018 was primarily due to the enactment of the Tax Reform which reduced the corporate tax rate from 34.0% to 21.0%.

The Company recorded an uncertain tax position at December 31, 2017 arising from a deduction taken on the 2016 federal return related to a request for change in accounting method. The total amount of the recorded uncertain tax position at December 31, 2017 was $903 thousand and is included in other liabilities. During the second quarter of 2018, the Company filed an amended return and the uncertain tax position was settled against the balance left on account with the IRS. The Company’s policy is to classify interest and penalties associated with income taxes within other expenses. The Company did not record interest and penalties associated with income taxes for the three or nine months ended September 30, 2018 or 2017.

NOTE 16. INCOME TAXES, AS RESTATED

The components of the expense (benefit) for income taxes for the periods presented are as follows:

	Years Ended December 31,
	2017	2016
	(Dollars in thousands)
Current income tax expense:
Federal	$3,529	$973
State	108	(116)

Total current income tax expense	3,637	857
Deferred income tax expense (benefit):
Federal	(50)	752
State	—	—

Total deferred income tax expense (benefit)	(50)	752

Total income tax expense (benefit)	$3,587	$1,609

A reconciliation of the expected income tax expense at the statutory federal income tax rate of 34% to the Company’s actual income tax expense and effective tax rate for the periods presented is as follows:

	Years Ended December 31,
	2017		2016
	Amount	%	Amount	%
	(Dollars in thousands)
Tax expense at federal income tax rate	$2,835	34.00%	$1,810	34.00%
State taxes	71	0.85%	(76)	-1.43%
Increase (decrease) resulting from:
Tax-exempt interest	(617)	-7.40%	(535)	-10.05%
Bank-owned life insurance	1	0.01%	1	0.02%
Stock compensation	260	3.12%	295	5.54%
Interest expense exclusion	29	0.35%	25	0.47%
Meals and entertainment	99	1.19%	95	1.78%
Club dues	56	0.67%	32	0.60%
Deferred Tax Valuation Adjustment	834	10.00%	—	0.00%
Other	19	0.22%	(38)	-0.71%

Total	$3,587	43.01%	$1,609	30.22%

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (the “Act”) resulting in significant modifications to existing law. We have completed the accounting for the effects of the Act during the quarter ended December 31, 2017. Our financial statements for the year ended December 31, 2017, reflect certain effects of the Act which includes a reduction in the corporate tax rate from 34.0% to 21.0% as well as other changes. As a result of the changes to tax laws and tax rates under the Act, we incurred incremental income tax expense of $834 thousand during the year ended December 31, 2017, which consisted primarily of the remeasurement of deferred tax assets and liabilities from 34.0% to 21.0%.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes. The significant components of the net deferred tax assets and liabilities for the periods presented are as follows:

	December 31,
	2017	2016
	(Dollars in thousands)
Deferred tax assets:
Unrealized loss on securities available-for-sale	$133	$—
Allowance for loan losses	1,187	1,362
Texas margin tax	5	13
Organizational costs	47	91
Purchase accounting	194	313
Net operating loss	442	938
Stock Option Expense	273	185
Other	1	2

Total gross deferred tax assets	2,282	2,904

Deferred tax liabilities:
Depreciation	(517)	(850)
Purchase accounting	(246)	(596)
SBA Servicing	(25)	(161)
FHLB dividends	(14)	—

Total gross deferred tax liabilities	(802)	(1,607)

Deferred tax assets, net	$1,480	$1,297

The realizability of deferred tax assets is dependent upon various factors, including the generation of future taxable income, the existence of taxes paid and recoverable, the reversal of deferred tax liabilities and tax planning strategies. Based upon these factors, management believes it is more likely than not that the Company will realize the benefits of these deferred tax assets.

The Company has federal net operating loss carryforwards of approximately $2.1 million which begin to expire in 2022. This amount is subject to a limitation by Section 382 of the Internal Revenue Code of 1986, as amended, to $650 thousand per year. The Company has determined that it is more likely than not that it will fully realize the benefit of such carryforwards prior to their expiration. Accordingly, a valuation allowance has not been recorded for federal net operating losses.

The Company recorded an uncertain tax position at December 31, 2017 and 2016 arising from a deduction taken on the 2016 federal return related to a request for change in accounting method. The total amount of the recorded uncertain tax position at both December 31, 2017 and 2016 was $903 thousand and is included in other liabilities. The Company’s policy is to classify interest and penalties associated with income taxes within other expenses. The Company did not record interest and penalties associated with income taxes at December 31, 2017 or 2016.